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                                   EXHIBIT 21

                     RITCHIE BROS. AUCTIONEERS INCORPORATED
                  SUBSIDIARY CORPORATIONS (DIRECT AND INDIRECT)

                  NAME                             JURISDICTION OF INCORPORATION

Ritchie Bros. Holdings, Inc.                        Washington State
Ritchie Bros. Auctioneers (America) Inc.            Washington State
Ritchie Bros. Properties Inc.                       Washington State
Ritchie Bros. Auctioneers de Mexico S de KL de CV   Mexico
Ritchie Bros. Auctioneers de Mexico Services
  S de  RL de CV                                    Mexico
Ritchie Bros. Holdings Ltd. (formerly known as      Canada
  85903 Holdings Ltd.)
Ritchie Bros. Auctioneers (Canada) Ltd.             Canada
Ritchie Bros. Properties Ltd.                       Canada
Ritchie Bros. Auctioneers (Japan) Ltd.              Province of British Columbia
Ritchie Bros. Auctioneers (Overseas) Ltd.           Province of British Columbia
Ritchie Bros. Auctioneers Limited                   Cyprus
Ritchie Bros. Holdings BV                           The Netherlands
Ritchie Bros. Auctioneers BV                        The Netherlands
Ritchie Bros. Properties BV                         The Netherlands
Ritchie Bros. Auctioneers GmbH                      Germany
Ritchie Bros. Auctioneers France SARL               France
Bridgeport Agencies Inc.                            Washington State
Ritchie Bros. Auctioneers Ltd.                      Province of British Columbia
Ritchie Bros. Mexico (#3) Ltd.                      Province of British Columbia
Six Mile Lake Logging Ltd.                          Province of British Columbia
E.H.B. Auctions Ltd.                                Province of British Columbia
M.E.P. Auctions Ltd.                                Province of British Columbia
M.G.R. Auctions Ltd.                                Province of British Columbia
Bridgeport Agencies Ltd.                            Province of British Columbia
Ritchie Bros. Auctioneers (International) Ltd.      Province of British Columbia
Ritchie Bros. Investments Inc.                      Washington State
Ritchie Bros. Holdings Pty. Ltd.                    Australia
Ritchie Bros. Auctioneers Pty. Ltd.                 Australia
Ritchie Bros. Properties Pty. Ltd.                  Australia